EXHIBITS

10.1

REG D Closing August 15, 2005-- Private Placement Stock Purchase Agreement between accredited investors and Registrant, dated as of January 18, 2005 closing by its terms August 15, 2005 SEC 1972 Potential persons who are to respond to the collection of information contained in this form (6-02) are not required to respond unless the form displays a currently valid OMB control number.

--------------------------------------------------------------------------------
                                    ATTENTION

Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption state exemption unless such exemption is predicated on the filing of a federal notice.
--------------------------------------------------------------------------------
                                                             OMB APPROVAL
                                                        OMB Number: 3235-0076
                                                        Expires: May 31, 2005
                                                        Estimated average burden
                                                        hours per response... 1
                                                        ------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM D

                                                        ------------------------
                                                               SEC USE ONLY
                                                        ------------------------
                                                         Prefix   |   |   Serial
                                                        ------------------------
                                                               DATE RECEIVED
                                                        ------------------------

                          NOTICE OF SALE OF SECURITIES
                            PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION


--------------------------------------------------------------------------------
Name of Offering ([ ] check if this is an amendment and name has changed, and indicate change.)
--------------------------------------------------------------------------------

Filing Under (Check box(es) that apply) [_] Rule 504 [_] Rule 505 [X] Rule 506
                                        [_] Section 4(6) [_] ULOE :

Type of Filing: [X] New Filing    [_] Amendment

--------------------------------------------------------------------------------
                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------
1. Enter the information requested about the issuer
--------------------------------------------------------------------------------
Name of Issuer ([ ] check if this is an amendment and name has changed, and indiciate change.) Mediscience Technology Corp.
--------------------------------------------------------------------------------
Address of Executive Offices 1235 Folkstone Way, Cherry Hill, NJ 08034 Telephone Number (Including Area Code) (856) 428-7952 and (215) 485-0362
--------------------------------------------------------------------------------

Address of Principal Business Operations 1235 Folkstone Way, Cherry Hill, NJ 0803 Telephone Number (Including Area Code) (856) 428-7952 and (215- 485-0362 different from Executive Offices)
--------------------------------------------------------------------------------
Brief Description of Business: Develops (and plans to market after FDA approval) rapid, non-invasive, point-of-care photonic imaging systems used in screening for and detecting precancerous and cancerous tissue and physiological changes in gynecological and breast tissue.

--------------------------------------------------------------------------------
Type of Business Organization
[X] corporation                     [_] limited partnership, already formed
[_] business trust                  [_] limited partnership, to be formed
[_] other (please specify):
--------------------------------------------------------------------------------
                                                             Month     Year
Actual or Estimated Date of Incorporation or Organization:   [0]3]     [7]1]
                                                     [X] Actual    [_] Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: CN for Canada;FN for other foreign jurisdiction)
 [ N ] [ J ]
--------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15
                ------------
U.S.C. 77d(6).

When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one
                 ---------------
of which must be manually signed. Any copies not manually signed must be photocopies of manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix in the notice constitutes a part of this notice and must be completed.

--------------------------------------------------------------------------------
                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------

2. Enter the information requested for the following:

      o Each promoter of the issuer, if the issuer has been organized within the past five years;
      o Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;
      o Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
      o     Each general and managing partner of partnership issuers.

--------------------------------------------------------------------------------
Check Box(es) that    [_] Promoter  [X] Beneficial  [X] Executive   [X] Director
Apply:                                  Owner           Officer
                      [_] General and/or
                          Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Katevatis, Peter
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
                    1235 Folkstone Way, Cherry Hill, NJ 0803

--------------------------------------------------------------------------------
Check Box(es) that    [_] Promoter  [_] Beneficial  [_] Executive   [X] Director
Apply:                                  Owner           Officer
                      [_] General and/or
                          Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Kennedy, John M.
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
      c/o Pepco Mfg. Co., 100 110 East Evergreen Ave, Summerdale, NJ 08083
--------------------------------------------------------------------------------
Check Box(es) that    [_] Promoter  [_] Beneficial  [_] Executive   [X] Director
Apply:                                  Owner           Officer
                      [_] General and/or
                          Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Armstrong, William W.
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
                       P.O. Box 607, Tupper Lake, NY 2986
--------------------------------------------------------------------------------
Check Box(es) that    [_] Promoter  [_] Beneficial  [_] Executive   [X] Director
Apply:                                  Owner           Officer
                      [_] General and/or
                          Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Kouvatas, Michael
--------------------------------------------------------------------------------

Business or Residence Address (Number and Street, City, State, Zip Code)
                  27 Kings Highway, East Haddonfield, NJ 08033
--------------------------------------------------------------------------------
Check Box(es) that    [_] Promoter  [_] Beneficial  [_] Executive   [X] Director
Apply:                                  Owner           Officer
                      [_] General and/or
                          Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)  Braginsky, Sidney
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
         604 overlook drive, 6 Stoney Court, Drive, Dix Hills NY, 11746
--------------------------------------------------------------------------------
Check Box(es) that    [_] Promoter  [_] Beneficial  [_] Executive   [X] Director
Apply:                                  Owner           Officer
                      [_] General and/or
                          Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Matheu, John
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
              215 Longhill Drive PO Box 326, Short Hills NJ 07078
--------------------------------------------------------------------------------
Check Box(es) that    [_] Promoter  [_] Beneficial  [X] Executive   [X] Director
Apply:                                  Owner           Officer
                      [_] General and/or
                          Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Engelhart, Michael
--------------------------------------------------------------------------------
 Business or Residence Address (Number and Street, City, State, Zip Code)
             161 North Franklin Turnpike, Ramsey New Jersey, 07446
--------------------------------------------------------------------------------
           (Use blank sheet, or copy and use additional copies of this sheet, as necessary.)
--------------------------------------------------------------------------------
                          B. INFORMATION ABOUT OFFERING
--------------------------------------------------------------------------------
                                                                   Yes     No
1. Has the issuer sold, or does the issuer intend to sell,
to non-accredited investors in this offering?................      [_]     [X]

            Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from
any individual?.............................................        $25,000

                                                                   Yes     No
3. Does the offering permit joint ownership of a single
unit?.......................................................       [_]     [X]

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) None/not applicable
--------------------------------------------------------------------------------

Business or Residence Address (Number and Street, City, State, Zip Code)
--------------------------------------------------------------------------------
Name of Associated Broker or Dealer
--------------------------------------------------------------------------------

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) ..................                                [_] All States
[AL]      [AK]     [AZ]    [AR]     [CA]     [CO]     [CT]     [DE]     [DC]     [FL]      [GA]     [HI]     [ID]
[IL]      [IN]     [IA]    [KS]     [KY]     [LA]     [ME]     [MD]     [MA]     [MI]      [MN]     [MS]     [MO]
[MT]      [NE]     [NV]    [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]     [OH]      [OK]     [OR]     [PA]
[RI]      [SC]     [SD]    [TN]     [TX]     [UT]     [VT]     [VA]     [WA]     [WV]      [WI]     [WY]     [PR]

--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
--------------------------------------------------------------------------------
Name of Associated Broker or Dealer
--------------------------------------------------------------------------------

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) ..................                                [_] All States
[AL]      [AK]     [AZ]    [AR]     [CA]     [CO]     [CT]     [DE]     [DC]     [FL]      [GA]     [HI]     [ID]
[IL]      [IN]     [IA]    [KS]     [KY]     [LA]     [ME]     [MD]     [MA]     [MI]      [MN]     [MS]     [MO]
[MT]      [NE]     [NV]    [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]     [OH]      [OK]     [OR]     [PA]
[RI]      [SC]     [SD]    [TN]     [TX]     [UT]     [VT]     [VA]     [WA]     [WV]      [WI]     [WY]     [PR]

--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
--------------------------------------------------------------------------------
Name of Associated Broker or Dealer
--------------------------------------------------------------------------------

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) ..................                                [_] All States
[AL]      [AK]     [AZ]    [AR]     [CA]     [CO]     [CT]     [DE]     [DC]     [FL]      [GA]     [HI]     [ID]
[IL]      [IN]     [IA]    [KS]     [KY]     [LA]     [ME]     [MD]     [MA]     [MI]      [MN]     [MS]     [MO]
[MT]      [NE]     [NV]    [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]     [OH]      [OK]     [OR]     [PA]
[RI]      [SC]     [SD]    [TN]     [TX]     [UT]     [VT]     [VA]     [WA]     [WV]      [WI]     [WY]     [PR]

--------------------------------------------------------------------------------
              (Use blank sheet, or copy and use additional copies
                          of this sheet, as necessary.)
--------------------------------------------------------------------------------
      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------
1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box [_] and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.
--------------------------------------------------------------------------------

                                                     Aggregate    Amount Already
Type of Security                                   Offering Price      Sold
Debt None......................................... $____________  $____________
Equity Convertible Preferred Stock................ $   4,000,000  $   1,525,000
                         [_] Common     [X] Preferred
Convertible Securities (including warrants)....... $____________  $____________
Partnership Interests............................. $____________  $____________
Other (Specify____________________________________)$____________  $____________
        Total..................................... $   4,000,000  $   1,525,000
        Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."


                                                                     Aggregate
                                                       Number      Dollar Amount
                                                      Investors    of Purchases
Accredited Investors ................................           30   $1,525,000
Non-accredited Investors ............................            0   $        0
  Total (for filings under Rule 504 only) ...........   __________   $ ________
   Answer also in Appendix, Column 4, if filing under ULOE

3. If this filing is for an offering under Rule 504 or 505, enter the
                                                ---    ---
information requested for all securities sold by the issuer, to date, in offerings of the types indicated, the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.

                                                 Type of Security  Dollar Amount
Type of offering                                                       Sold
Rule 505 ......................................   ______________   $____________
Regulation A ..................................   ______________   $____________
------------
Rule 504 ......................................   ______________   $____________
  Total .......................................   ______________   $____________

4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees ..............................   [_]        $ 2,000
Printing and Engraving Costs .......................   [_]        $ 1,000
Legal Fees .........................................   [_]        $70,000

Accounting Fees ....................................   [_]        $ 2,000
Engineering Fees ...................................   [_]        $____________
Sales Commissions (specify finders' fees separately)   [_]        $____________
Other Expenses (identify) ..........................   [_]        $____________
    Total ..........................................   [_]        $ ?

b. Enter the difference between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to Part C - Question 4.a. This difference is the "adjusted gross proceeds
to the issuer." ............                                     $ 1,400,000

5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                                                  Payments to
                                                                  Officers,
                                DO OVER                           Directors, &   Payments To
                                                                  Affiliates     Others
Salaries and fees ............................................  [X]$  250,000   [ ]$_________
Purchase of real estate ......................................  [ ]$_________   [ ]$_________
Purchase, rental or leasing and installation of machinery
  and equipment ..............................................  [ ]$_________   [ ]$_________
Construction or leasing of plant buildings and facilities ....  [ ]$_________   [ ]$_________
Acquisition of other businesses (including the value of
 securities involved in this offering that may be used in
 exchange for the assets or securities of another issuer .....  [ ]$_________   [ ]$_________
 pursuant to a merger)
Repayment of indebtedness ....................................  [ ]$_________   [ ]$_________
Working capital ..............................................  [ ]$_________   [X]$  500,000
Other (specify):Clinical development of PhotonX(TM) (cervical)  [ ]$_________   [X]$  200,000
PhotonX(TM) (cervical and other) prototypes ..................  [X]                $  200,000
Regulatory, medical and scientific affairs ...................  [ ]$_________   [X]$  200,000
Market research: The adoption equation .......................  [X]                $   50,000
Column Totals ................................................  [X]$  250,000   [X]$1,200,000
Total Payments Listed (column totals added) ..................  [X]                $ 1400,000

--------------------------------------------------------------------------------
                              D. FEDERAL SIGNATURE
--------------------------------------------------------------------------------
The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following
                                                 --------
signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.
                    --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Issuer (Print or Type)                 Signature                 Date

Mediscience Technology Corp.           Peter Katevatis           August 16, 2005
--------------------------------------------------------------------------------
Name of Signer (Print or Type)   Title of Signer (Print or Type)

Peter Katevatis Esquire          Chief Executive Officer and Independent Counsel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ATTENTION
--------------------------------------------------------------------------------
   Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               E. STATE SIGNATURE
--------------------------------------------------------------------------------
                                                                        Yes  No
1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of  such rule?............... [_] [_]

                   See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239,500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.


--------------------------------------------------------------------------------
Issuer (Print or Type)                   Signature                 Date


--------------------------------------------------------------------------------
Name of Signer (Print or Type)           Title (Print or Type)


--------------------------------------------------------------------------------

Instruction:

Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   1             2                  3                                  4                                   5
                                                                                                   Disqualification
                             Type of security                                                      under State ULOE
          Intend to sell      and aggregate                                                         (if yes, attach
         to non-accredited    offering price                 Type of investor and                   explanation of
        investors in State   offered in state              amount purchased in State                waiver granted)
          (Part B-Item 1)    (Part C-Item 1)                    (Part C-Item 2)                     (Part E-Item 1)
-------------------------------------------------------------------------------------------------------------------
                                                Number of                 Number of
                                               Accredited              Non-Accredited
 State     Yes        No                        Investors    Amount       Investors      Amount      Yes        No
-------------------------------------------------------------------------------------------------------------------
  AL                  X
  AK                  X
  AZ                  X
  AR                  X
  CA                  X
  CO                  X
  CT                  X
  DE                  X
  DC                  X
  FL                  X                             8       $650,000                                             X
  GA                  X
  HI                  X
  ID                  X
  IL                  X
  IN                  X
  IA                  X
  KS                  X
  KY                  X
  LA                  X
  ME                  X
  MD                  X
  MA                  X
  MI                  X
  MN                  X
  MS                  X
  MO                  X
  MT                  X
  NE                  X


  NV                  X
  NH                  X
  NJ                  X                             2       $100,000                                             X
  NM                  X
  NY                  X                            20       $775,000                                             X
  NC                  X
  ND                  X
  OH                  X
  OK                  X
  OR                  X
  PA                  X
  RI                  X
  SC                  X
  SD                  X
  TN                  X
  TX                  X
  UT                  X
  VT                  X
  VA                  X
  WA                  X
  WV                  X
  WI                  X
  WY                  X
  PR                  X

http://www.sec.gov/divisions/corpfin/forms/formd.htm
Last update: 06/06/2002